Exhibit 21

List of Subsidiaries

Company Name	State of Incorporation	DBAs
308 Furman, Ltd.	TX
360 Developers, LLC	FL
Aquaterra Utilities, Inc.	FL
Asbury Woods, LLC	IL
Astoria Options, LLC	DE
Avalon Sienna III L.L.C.	IL
Aylon, LLC	DE
Bay Colony Expansion 369, Ltd.	TX
Bay River Colony Development, Ltd.	TX
BB Investment Holdings, LLC	NV
BCI Properties, LLC	NV
Belle Meade LEN Holdings, LLC	FL
Belle Meade Partners, LLC	FL
BPH I, LLC	NV
Bramalea California, Inc.	CA
Builders LP, Inc.	DE
Cambria L.L.C.	IL
Camelot Ventures, LLC	MD
Cary Woods, LLC	IL
Casa Marina Development, LLC	FL
Caswell Acquisition Group, LLC	DE
Cedar Lakes II, LLC	NC
Cherrytree I LLC	MD
Cherrytree II LLC	MD
CL Ventures, LLC	FL
Colonial Heritage LLC	VA
Colony Escrow, Inc.	WA
Columbia Station L.L.C.	IL
Concord Station, LLP	FL	Club Concord Station
Coto de Caza, Ltd.	CA

Company Name	State of Incorporation	DBAs
Coventry L.L.C.	IL
CP Red Oak Management, LLC	TX
CP Red Oak Partners, Ltd.	TX
Creekside Crossing, L.L.C.	IL
Danville Tassajara Partners, LLC	DE
Darcy-Joliet, LLC	IL
DBJ Holdings, LLC	NV
DCA Financial, LLC	FL
Eagle Bend Commercial, LLC	CO
Eagle Home Mortgage Holdings, LLC	DE
Eagle Home Mortgage of California, Inc.	CA
Eagle Home Mortgage, LLC	DE
Edgewater Reinsurance, Ltd.
Elianto, LLC	AZ	Elianto
Enclave Land, LLC	IL
Equity Home Mortgage LLC	OR
Evergreen Village LLC	DE
F&R Florida Homes, LLC	FL
F&R QVI Home Investments USA, LLC	DE
Fidelity Guaranty and Acceptance Corp.	DE	FIRST TEXAS FIDELITY COMPANY
Fox-Maple Associates, LLC	NJ	Maple Ridge Associates, LLC
Friendswood Development Company, LLC	TX
Garco Investments, LLC	FL
Greentree Holdings, LLC	NJ
Greystone Construction, Inc.	AZ
Greystone Homes of Nevada, Inc.	DE
Greystone Homes, Inc.	DE
Greystone Nevada, LLC	DE	Lennar Homes
Greywall Club L.L.C.	IL
Harveston, LLC	DE
Haverford Venture L.L.C.	IL
Haverton L.L.C.	IL
Heathcote Commons LLC	VA

Company Name	State of Incorporation	DBAs
Heritage of Auburn Hills, LLC	MI
Hewitts Landing Trustee, LLC	MA
Home Buyer’s Advantage Realty, Inc.	TX
Homecraft Corporation	TX
HTC Golf Club, LLC	CO
Inactive Companies, LLC	FL
Independence L.L.C.	VA
Isles at Bayshore Club, LLC	FL
Lakelands at Easton, L.L.C.	MD
Lakeside Farm, LLC	MD
LCD Asante, LLC	DE
Legends Club, LLC	FL
Legends Golf Club, LLC	FL
LEN - Belle Meade, LLC	FL
LEN - Palm Vista, LLC	FL
LEN Paradise Cable, LLC	FL
LEN Paradise Operating, LLC	FL
Len Paradise, LLC	FL
Lencraft, LLC	MD
LENH I, LLC	FL
Lennar - BVHP, LLC	CA
Lennar Aircraft I, LLC	DE
Lennar Arizona Construction, Inc.	AZ
Lennar Arizona, Inc.	AZ
Lennar Associates Management Holding Company	FL
Lennar Associates Management, LLC	DE
Lennar Buffington Colorado Crossing, L.P.	TX
Lennar Buffington Zachary Scott, L.P.	TX
Lennar Carolinas, LLC	DE
Lennar Central Park, LLC	DE
Lennar Central Region Sweep, Inc.	NV
Lennar Central Texas, L.P.	TX
Lennar Chicago, Inc.	IL	Lennar
Lennar Cobra, LLC	DE

Company Name	State of Incorporation	DBAs
Lennar Colorado, LLC	CO	Blackstone Country Club
Lennar Communities Development, Inc.	DE
Lennar Communities Nevada, LLC	NV
Lennar Communities of Chicago L.L.C.	IL
Lennar Communities, Inc.	CA
Lennar Construction, Inc.	AZ
Lennar Coto Holdings, LLC	CA
Lennar Developers, Inc.	FL
Lennar Distressed Investments, LLC	DE
Lennar Family of Builders GP, Inc.	DE
Lennar Family of Builders Limited Partnership	DE
Lennar Financial Services, LLC	FL
Lennar Fresno, Inc.	CA
Lennar Georgia, Inc.	GA
Lennar Greer Ranch Venture, LLC	CA
Lennar Heritage Fields, LLC	CA
Lennar Hingham Holdings, LLC	DE
Lennar Hingham JV, LLC	DE
Lennar Homes Holding, LLC	DE
Lennar Homes of Arizona, Inc.	AZ
Lennar Homes of California, Inc.	CA
Lennar Homes of Texas Land and Construction, Ltd.	TX	Friendswood Development Company
	TX	Village Builders Land Company
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Kingswood Sales Associates
	TX	Houston Village Builders, Inc.
	TX	Friendswood Land Development Company
	TX	Bay Oaks Sales Associates
	TX	Lennar Homes of Texas, Inc.
	TX	U.S. Home

Company Name	State of Incorporation	DBAs
	TX	U.S. Home of Texas
	TX	U.S. Home of Texas, Inc.
	TX	NuHome Designs, Inc.
	TX	Village Builders, Inc.
	TX	NuHome of Texas, Inc.
	TX	NuHome Designs
	TX	NuHome of Texas
	TX	Lennar Homes of Texas, Inc.
	TX	Lennar Homes
	TX	Lennar Homes of Texas
	TX	Village Builders
	TX	Friendswood Development Company
	TX	Friendswood Land Development Company
Lennar Homes, LLC	FL	Baywinds Land Trust D/B/A Club Vineyards
Your Hometown Builder
	FL	Lennar Communities, North Florida Division
	FL	Copper Creek Club, Inc.
	FL	Lake Osborne Trailer Ranch
	FL	Tripson Estates Club, Inc.
	FL	Club Carriage Pointe
	FL	Club Tuscany Village
	FL	Club Silver Palms
	FL	Bent Creek Club, Inc.
	FL	U.S. HOME
	FL	Verona Trace Club, Inc.
	FL	Club Malibu Bay
	FL	Isles of Bayshore Club
Lennar Illinois Trading Company, LLC	IL
Lennar Imperial Holdings Limited Partnership	DE

Company Name	State of Incorporation	DBAs
Lennar Insurance Services, Inc.	FL
Lennar Land Partners Sub II, Inc.	NV
Lennar Land Partners Sub, Inc.	DE
Lennar Layton, LLC	DE
Lennar Long Beach Promenade Partners, LLC	DE
Lennar Lytle, LLC	DE
Lennar Mare Island, LLC	CA
Lennar Marina A Funding, LLC	DE
Lennar Massachusetts Properties, Inc.	DE
Lennar New Jersey Properties, Inc.	DE
Lennar New York, LLC	NY
Lennar Northeast Properties LLC	NJ
Lennar Northeast Properties, Inc.	NV
Lennar Pacific Properties Management, Inc.	DE
Lennar Pacific Properties, Inc.	DE
Lennar Pacific, Inc.	DE
Lennar PI Acquisition, LLC	NJ
Lennar PI Property Acquisition, LLC	NJ
Lennar PIS Management Company, LLC	DE
Lennar Placentia TOD Properties, LLC	DE
Lennar PNW, Inc.	WA
Lennar Port Imperial South, LLC	DE
Lennar Realty, Inc.	FL
Lennar Renaissance, Inc.	CA
Lennar Reno, LLC	NV	Lennar Homes
	NV	Lennar Communities
Lennar Rialto Investment LP	DE
Lennar Riverside West Urban Renewal Company, L.L.C.	NJ
Lennar Riverside West, LLC	DE
Lennar Sacramento, Inc.	CA
Lennar Sales Corp.	CA
Lennar San Jose Holdings, Inc.	CA
Lennar Southland I, Inc.	CA

Company Name	State of Incorporation	DBAs
Lennar Southwest Holding Corp.	NV
Lennar Spencer’s Crossing, LLC	DE
Lennar Texas Holding Company	TX
Lennar Trading Company, LP	TX
Lennar Ventures, LLC	FL
Lennar West Valley, LLC	CA
Lennar.com Inc.	FL
Lennar-Lantana Boatyard, Inc.	FL
Len-Verandahs, LLP	FL
LFS Holding Company, LLC	DE
LH Eastwind, LLC	FL
LH-EH Layton Lakes Estates, LLC	AZ
LHI Renaissance, LLC	FL	Club Oasis
LLPII HCC Holdings, LLC	DE
LNC at Meadowbrook, LLC	IL
LNC at Ravenna, LLC	IL
LNC Communities I, Inc.	CO
LNC Communities II, LLC	CO
LNC Communities III, Inc.	CO
LNC Communities IV, LLC	CO
LNC Communities IX, LLC	CO
LNC Communities V, LLC	CO
LNC Communities VI, LLC	CO
LNC Communities VII, LLC	CO
LNC Communities VIII, LLC	CO
LNC Northeast Mortgage, Inc.	DE
LNC Pennsylvania Realty, Inc.	PA
Long Beach Development, LLC	TX
Lori Gardens Associates II, LLC	NJ
Lori Gardens Associates III, LLC	NJ
Lori Gardens Associates, L.L.C.	NJ
Lorton Station, LLC	VA
LW D’Andrea, LLC	DE
Madrona Ridge L.L.C.	IL
Madrona Village L.L.C.	IL

Company Name	State of Incorporation	DBAs
Madrona Village Mews L.L.C.	IL
Majestic Woods, LLC	NJ
Mid-County Utilities, Inc.	MD
Mission Viejo 12S Venture, LP	CA
Mission Viejo Holdings, Inc.	CA
Montgomery Crossings, LLC	IL
NASSA LLC	FL
NC Properties I, LLC	DE
NC Properties II, LLC	DE
NGMC Finance Company IV, LLC	FL
North American Advantage Insurance Services, LLC	TX
North American Asset Development Corporation	CA
North American Exchange Company	CA
North American Legal Services, L.L.C.	NJ
North American Services, LLC	CA
North American Title Agency, Inc.	NJ	North American Abstract Agency
North American Title Alliance, LLC	FL
North American Title Company (AZ)	AZ
North American Title Company (FL)	FL	North American Title company
North American Title Company (IL)	IL
North American Title Company (MD)	MD
North American Title Company (MN)	MN
North American Title Company (NV)	NV
North American Title Company (TX)	TX	Southwest Land Title Company
North American Title Company of Colorado	CO
North American Title Company, Inc. (CA)	CA
North American Title Florida Alliance, LLC	FL
North American Title Group, Inc. (FL)	FL
North American Title Insurance Company	CA
North American Trust, Inc.	FL

Company Name	State of Incorporation	DBAs
Northbridge L.L.C.	IL
Northeastern Properties LP, Inc.	NV
OHC/Ascot Belle Meade, LLC	FL
One SR, L.P.	TX
Palm Gardens At Doral Clubhouse, LLC	FL
Palm Gardens at Doral, LLC	FL
Palm Vista Preserve, LLC	FL
PD-Len Boca Raton, LLC	DE
PD-Len Delray, LLC	DE
PG Properties Holding, LLC	NC
Pioneer Meadows Development, LLC	NV
Pioneer Meadows Investments, LLC	NV
POMAC, LLC	MD
Port Imperial South Building 14, LLC	NJ
Prestonfield L.L.C.	IL
Providence Lakes, LLP	FL
Raintree Village II L.L.C.	IL
Raintree Village, L.L.C.	IL
Renaissance Joint Venture	FL
Reserve @ Pleasant Grove II LLC	NJ	Lennar
Reserve @ Pleasant Grove LLC	NJ	Lennar
Reserve at River Park, LLC	NJ
Reserve at South Harrison, LLC	NJ
Rialto Capital Advisors of New York, LLC	DE
Rialto Capital Advisors, LLC	DE
Rialto Capital Management, LLC	DE
Rialto Capital Partners, LLC	DE
Rialto Capital Services, LLC	DE

Company Name	State of Incorporation	DBAs
Rialto Partners GP, LLC	DE
Rialto REGI, LLC	FL
Rialto RL CML 2009-1, LLC	DE
Rialto RL RES 2009-1, LLC	DE
Rivendell Joint Venture	FL
Rivenhome Corporation	FL
RL BB FINANCIAL, LLC	FL
RL CMBS Holdings, LLC	DE
RL CMBS Investor, LLC	DE
RL REGI ALABAMA, LLC	AL
RL REGI ARKANSAS, LLC	AR
RL REGI FINANCIAL, LLC	FL
RL REGI FLORIDA, LLC	FL
RL REGI GEORGIA, LLC	GA
RL REGI KANSAS, LLC	KS
RL REGI LOUISIANA, LLC	LA
RL REGI MISSISSIPPI, LLC	MS
RL REGI MISSOURI, LLC	MO
RL REGI NORTH CAROLINA, LLC	NC
RL REGI SOUTH CAROLINA, LLC	SC
RL REGI TENNESSEE, LLC	TN
RL REGI VIRGINIA, LLC	VA
RL REGI-FL FT. PIERCE, LLC	FL
RL REGI-FL PASCO COUNTY, LLC	FL
RL REGI-FL RUSKIN, LLC	FL
RL REGI-MO MOSCOW MILLS, LLC	MO
RL REGI-NC RALEIGH, LLC	NC
Rutenberg Homes of Texas, Inc.	TX
Rutenberg Homes, Inc.	FL
Rye Hill Company, LLC	NY
S. Florida Construction II, LLC	FL
S. Florida Construction III, LLC	FL
S. Florida Construction, LLC	FL

Company Name	State of Incorporation	DBAs
San Felipe Indemnity Co., Ltd.
San Lucia, LLC	FL
Santa Ana Transit Village, LLC	CA
Savell Gulley Development, LLC	TX
Scarsdale, LTD.	TX
Schulz Ranch Developers, LLC	DE
Seminole/70th, LLC	FL
Siena at Old Orchard, LLC	IL
Sonoma L.L.C.	IL
Spanish Springs Development, LLC	NV
St. Charles Active Adult Community, LLC	MD
State Home Acceptance Corp.	FL
Stoney Corporation	FL
Stoneybrook Clubhouse, Inc.	FL
Stoneybrook Golf Club, Inc.	FL
Stoneybrook Joint Venture	FL
Strategic Cable Technologies, L.P.	TX
Strategic Holdings, Inc. d/b/a Lennar Communications Ventures	NV	Lennar Communications Ventures
Strategic Technologies Communications of California, Inc.	CA
Strategic Technologies, LLC	FL	Strategic Cable Technologies - Texas, Inc.
Summerfield Venture L.L.C.	IL
Summerwood, LLC	MD
Temecula Valley, LLC	DE
Texas-Wide General Agency, Inc.	TX
The Baywinds Land Trust	FL	Baywinds Land Trust D/B/A Club Vineyards, Dade County
The Courts of Indian Creek L.L.C.	IL
The LNC Northeast Group, Inc.	DE
The Preserve at Coconut Creek, LLC	FL
Trade Services Investments, Inc.	CA
U.S. Home Corporation	DE	Lennar
	DE	Lennar Corporation

Company Name	State of Incorporation	DBAs
U.S. Home of Arizona Construction Co.	AZ
U.S. Home Realty, Inc.	TX
U.S. Home/KB North Douglas, LLC	DE
U.S. Insurors, Inc.	FL
U.S.H. Los Prados, Inc.	NV
U.S.H. Realty, Inc.	MD
UAMC Holding Company, LLC	DE
Universal American Insurance Agency, Inc.	FL
Universal American Insurance Agency, Inc.	TX
Universal American Mortgage Company of California	CA
Universal American Mortgage Company, LLC	FL	Universal American Mortgage Company
Universal American Mortgage Company, LLC	FL	UAMC
USH - Flag, LLC	FL
USH (West Lake), Inc.	NJ
USH Equity Corporation	NV
USH Woodbridge, Inc.	TX
UST Lennar GP PIS 10, LLC	DE
UST Lennar GP PIS 7, LLC	DE
Valencia at Doral, LLC	FL
Vineyard Point 2009, LLC	CA
WCP, LLC	SC
West Chocolate Bayou Development, LLC	TX
West Lake Village, LLC	NJ
West Van Buren L.L.C.	IL
Westchase, Inc.	NV
Willowbrook Investors, LLC	NJ
Wright Farm, L.L.C.	VA